UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2014

QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	333-184501	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 5, 2014, Liberty Interactive Corporation ("Liberty"), the parent company of QVC, Inc. ("QVC"), issued a press release setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in Liberty's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, which was filed with the Securities and Exchange Commission (the "SEC") on August 5, 2014.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding QVC's results of operations or financial condition for the quarter ended June 30, 2014, are being furnished to the SEC under Item 2.02 of Form 8-K.

Item 8.01 Other Events

On August 7, 2014, QVC announced the proposed offering and later announced pricing of $600 million principal amount of new 4.45% senior secured notes due 2025 and $400 million principal amount of new 5.45% senior secured notes due 2034 (collectively, the “Notes”). The first press release issued on August 7, 2014 (attached hereto as Exhibit 99.2) announced the proposed offering of the Notes, and the second press release issued later that day (attached hereto as Exhibit 99.3) announced the pricing of the Notes. The Notes will be secured by a first-priority lien on the capital stock of QVC, which is the same collateral that secures QVC’s existing secured indebtedness and certain future indebtedness. The net proceeds from the offering will be used for the redemption of QVC’s 7.50% senior secured notes due October 2019 and for working capital and other general corporate purposes. The offering of the Notes is expected to close on or about August 21, 2014, subject to customary closing conditions.

The Notes will be offered pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”) only to qualified institutional buyers as permitted under Rule 144A of the Securities Act, or outside the United States to certain persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from the registration requirements of the Securities Act. In connection with the offering of the Notes, QVC will agree, subject to certain conditions, following the completion of the offering, to file a registration statement relating to a registered offer to exchange the Notes for registered notes having substantially identical terms as the Notes.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release of Liberty dated August 5, 2014 (incorporated by reference to Exhibit 99.1 to Liberty's Current Report on Form 8-K filed on August 8, 2014 (File No. 001-33982)).
99.2	Press Release dated August 7, 2014 regarding the Notes offering.
99.3	Press Release dated August 7, 2014 regarding the Notes pricing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: August 11, 2014	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Liberty dated August 5, 2014 (incorporated by reference to Exhibit 99.1 to Liberty's Current Report on Form 8-K filed on August 8, 2014 (File No. 001-33982)).
99.2	Press Release dated August 7, 2014 regarding the Notes offering.
99.3	Press Release dated August 7, 2014 regarding the Notes pricing.

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